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                                                                   Exhibit 10.34
                                                                   -------------
                                AMENDMENT NO. 4
                                ---------------
                                      TO
                                      --
                            KIRIN-AMGEN, INC./AMGEN
                            -----------------------
                       G-CSF EUROPEAN LICENSE AGREEMENT
                       --------------------------------

                   THIS AMENDMENT NO. 4 ("Amendment No. 4") TO THAT CERTAIN KIRIN-AMGEN, INC./AMGEN G-CSF EUROPEAN LICENSE AGREEMENT ("License Agreement"), is made and entered into this 29/TH/ day of December, 1989, by and between AMGEN INC., a Delaware corporation ("Amgen") and KIRIN-AMGEN, INC., a California corporation ("Corporation").

                                R E C I T A L S
                                - - - - - - - -

                   A. Amgen and Corporation have previously executed that certain License Agreement regarding G-CSF and Amendment Nos. 1, 2 and 3.

                   B. The parties desire to incorporate certain changes into the License Agreement pursuant to this Amendment No. 4.

                   NOW, THEREFORE, it is agreed as follows:

   1. Article II, Section 2.03(d) and (e) at page 5 of the License Agreement are hereby deleted and the following substituted in lieu thereof:

                   "(d) $3,000,000 (U.S.) -- Filing of a Product Licensing Application in the United States."

   2. Except to the extent as provided herein, the provisions of the License Agreement, as amended, are hereby ratified and confirmed in all respects.

                   IN WITNESS WHEREOF, the undersigned have caused this Amendment No. 4 to be executed as of the first day written above.

                                      AMGEN INC., a Delaware
                                      corporation

                                      By   /s/ Gordon M. Binder
                                           ------------------------------
                                           Gordon M. Binder, Chief
                                           Executive Officer

                                                                      "Amgen"


                                      KIRIN-AMGEN, INC.,
                                      a California corporation

                                      By   /s/ Y. Yamamoto
                                           ------------------------------
                                           Yashushi Yamamoto, Chairman

                                                                   "Corporation"